                                                                   EXHIBIT 10.30


                                    FORM OF
                                 SUBSCRIPTION
                                   AGREEMENT
                                   ---------


                                   ARTICLE I
                                   ---------

                           Subscription and Purchase
                           -------------------------

     Section 1.1. Subscription. The undersigned hereby subscribes for and agrees to purchase ______ Common Units (as defined in that certain Amended and Restated Agreement of Limited Partnership of Prime Group Realty, L.P., a Delaware limited partnership) of Prime Group Realty L.P., a Delaware limited partnership (the "Company"), for a purchase price of $___________ per Common Unit, for an aggregate purchase price of $85,000,000 on the terms and conditions described herein.

     Section 1.2. Contribution Agreement. This subscription is made pursuant to that certain Contribution Agreement dated October __, 1997 by and among The Prime Group, Inc., BRE/Primestone Investment Management, L.L.C., and BRE/Primestone Investment L.L.C.



                                  ARTICLE II
                                  ----------

                        Representations and Warranties
                        ------------------------------

     The undersigned makes the following representations and warranties with the intent that the same may be relied upon by the Company.

          (a) Not a Registered Offering. The undersigned understands that the Common Units have not been and are not being registered either with the Securities and Exchange Commission ("SEC") or with the governmental entity charged with regulating the offer and sale of securities under the securities laws and regulations of the state of residence of the undersigned, and are being offered and sold pursuant to the exemption from registration provided in the Securities Act of 1933, as amended (the "1933 Act"), and exemptions provided in the "Blue Sky" laws of the state of residence of the undersigned, and that no governmental agency has recommended or endorsed the Common Units or made any finding or determination relating to the adequacy or accuracy or the fairness for investment of the Common Units.

          (b) Risk Factors. The undersigned understands and has evaluated the risks involved in investments in general and in an investment in the Company in particular. The undersigned recognizes that the Company is newly-organized and formed and, therefore, has no financial or operating history and an investment in the Company is a speculative undertaking.

          (c) Purchase for Investment. The undersigned is subscribing for the Common Units solely for his or her own account, for investment purposes and not with a view to, or with any intention of, a distribution, sale, subdivision or for the account of any other individual, corporation, firm or person.

          (d) Accredited Investor. The undersigned is an Accredited Investor (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended).

          (e) Independent Investigation. The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Common Units. In making its decision to purchase the Common Units that are herein subscribed for, the undersigned has relied solely upon independent investigations made by it. The undersigned is not relying on the Company with respect to any tax or other economic considerations involved in this investment. To the extent the undersigned has deemed it appropriate, the undersigned has consulted with his or her own attorneys with respect to all matters concerning this investment.

          (f) Restrictions on Transfer. The undersigned understands and agrees that because the offer and sale of the Common Units subscribed for herein have not been registered under federal or state securities laws, none of the Common Units acquired may at any time be sold or otherwise disposed of by the undersigned unless they are registered under the 1933 Act or there is applicable to such sale or other disposition one of the exemptions from registration set forth in the 1933 Act, the rules and regulations of the SEC thereunder and applicable state law. The undersigned further understands and agrees that there are various contractual restrictions to the transfer of the Common Units including, without limitation, those set forth in the Amended and Restated Agreement of Limited Partnership of the Company.


                                  ARTICLE III
                                  -----------

                           Miscellaneous Provisions
                           ------------------------

     Section 3.1. Indemnity. The undersigned agrees to indemnify and hold harmless the Company and each other person, if any, who controls or is controlled by it, within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction, (b) any action for securities law violations instituted by the undersigned which is resolved by judgment against the undersigned and (c) the disposition of any of the Common Units which the undersigned will receive contrary to the undersigned's declaration, representations and warranties in this Agreement.

     Section 3.2. Notices And Addresses. All notices required to be given under this Agreement shall be in writing and shall be mailed by certified or registered mail, hand delivered or delivered by next business day courier. Any notice to be sent to the Company shall be mailed to the principal place of business of the Company or at such other address as the Company may specify in a notice sent to the undersigned. All notices to the undersigned shall be mailed or delivered to the address set forth on the signature page to this Agreement or to such other address as the undersigned may hereafter notify the Company of in writing. Notices shall be effective on the date three days after the date of mailing or, if hand delivered or delivered by next day business courier, on the date of delivery, provided, however, that notices to the Company shall be effective upon receipt.

     Section 3.3. Governing Law. This Agreement is governed by and to be construed in accordance with the laws of the State of Illinois without regard to conflict of laws principles.

     Section 3.4. Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and each of their respective legal representatives and successors. This Agreement is not transferable or assignable by the undersigned or the Company.

     Section 3.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

     Section 3.6. Modifications To Be In Writing. This Agreement constitutes the entire understanding of the parties hereto and no amendment, restatement, modification or alteration will be binding unless the same is in writing signed by the party against whom any such amendment, restatement, modification or alteration is sought to be enforced.

     Section 3.7. Captions. The captions are inserted for convenience of reference only and shall not affect the construction of this Agreement.

     Section 3.8. Validity And Severability. If any provision of this Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Agreement, all of which other provisions shall remain in full force and effect.

     Section 3.9. Statutory References. Each reference in this Agreement to a particular statute or regulation, or a provision thereof, shall be deemed to refer to such statute or regulation, or provision thereof, or to any similar or superseding statute or regulation, or provision thereof, as is from time to time in effect.

                                SIGNATURE PAGE
                                --------------

The undersigned has executed this Agreement on this _____ day of __________________, 1997.



                        Primestone Investment Partners, L.P.


                        By: BRE Investment, L.L.C.
                            A General Partner

                        By:
                            -----------------------------------------
                        Its:
                            -----------------------------------------


                        By:
                            -----------------------------------------
                            A General Partner

                        By:
                            -----------------------------------------
                        Its:
                            -----------------------------------------


                                   * * * * *

                                      -3-